UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
_______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event
reported): October 6, 2015

Emerson Electric Co.
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(Exact Name of Registrant as Specified in Charter)

Missouri --------------------------------- (State or Other Jurisdiction of Incorporation)	1-278 ------------------- (Commission File Number)	43-0259330 --------------------------- (I.R.S. Employer Identification Number)

8000 West Florissant Avenue St. Louis, Missouri ------------------------------------------------ (Address of Principal Executive Offices)	63136 ------------------- (Zip Code)

Registrant’s telephone number, including area code:

(314) 553-2000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Item 5.02 (b)

Effective October 6, 2015, Harriet Green resigned from the Board of Directors of Emerson Electric Co. (the “Company”) in order to devote her full time and efforts to her recently assumed position on the senior transformation team of International Business Machines Corporation, as the Global Head of Watson Internet of Things and Education.
The Company deeply appreciates Ms. Green’s years of dedicated and valued service to the Board, and wishes her all the best in her new position.

Item 5.02 (e)

On October 6, 2015, Emerson Electric Co. (the “Company”) approved amendments (the “Amendment”) to the Emerson Electric Co. Pension Restoration Plan (the “Plan”) as follows:

•
As it did previously, the Plan permits participants to elect, before any annuity payment has been made, to change their form of payment from the designated five year certain life annuity to an actuarially equivalent optional life annuity. The Plan now also permits participants, until 12 months prior to their termination date, to change their form of payment from the life annuity to a lump sum. Payment of the lump sum to any current Plan participants would occur on the five-year anniversary of the originally scheduled commencement date of the annuity. Future participants, prior to their participation in the plan, could elect to receive the lump sum following retirement without the five year distribution restriction.

•
The Plan previously provided a death benefit for surviving spouses only. The Plan now also provides that the estate of a Participant who dies while employed without a spouse, will receive a lump sum payment in an amount actuarially equivalent to the pre-retirement death benefit that a surviving spouse of the deceased participant would have received.

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The Amendment clarifies that in the event of a change of control, all accrued benefits become fully vested and paid out in a lump sum to Plan participants who are retired, not just to Plan participants who are current employees.

•
The assumptions used in calculating the lump sums payable under the Plan were conformed to the discount rate and mortality assumptions used by the Company to accrue liabilities with respect to U.S. retirement plans for financial reporting purposes, as set forth in the Company’s Annual Report on Form 10-K. The lump sum payments payable to the Company’s named executive officers under the Plan are consistent with the amounts set forth in the Pension Benefits table and Quantification of Payments and Benefits section of the Company’s proxy statement. Prior to the amendment, the lump sum payment calculation assumed an interest rate of 6.5% and the UP84 mortality table.

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERSON ELECTRIC CO. (Registrant)
Date: October 6, 2015	By:	/s/ John G. Shively
John G. Shively Vice President and Assistant Secretary